EXHIBIT 10.1

TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT (the “Tenth Amendment”) is made effective as of April 30, 2005, among PEMCO AVIATION GROUP, INC., a Delaware corporation, PEMCO AEROPLEX, INC., an Alabama corporation, PEMCO ENGINEERS, INC., a Delaware corporation, PEMCO WORLD AIR SERVICES, INC., a Delaware corporation, SPACE VECTOR CORPORATION, a Delaware corporation (collectively, the “Borrowers”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank), as Agent (the “Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (successor by merger to SouthTrust Bank), as a Lender, and COMPASS BANK, an Alabama banking corporation, as a Lender. Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of December 16, 2002, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available, subject to the terms and conditions thereof, (i) the Revolving Loan of up to $20,000,000.00, (ii) the Swing Line Loan of up to $5,000,000.00, and (iii) the Term Loan of up to $5,000,000.00; and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of May 22, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “First Amendment”), the Credit Agreement was amended in order to extend to Borrowers the Treasury Stock Loan in the amount of up to $5,000,000.00; and

WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of November 24, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Second Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Swing Line Loan Commitment to up to $7,000,000.00, and (ii) temporarily increase the Revolving Loan Commitment to up to $22,000,000.00; and

WHEREAS, pursuant to that certain Third Amendment to Credit Agreement dated as of December 16, 2003, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Third Amendment”), the Credit Agreement was amended in order to (i) increase the Swing Line Loan Commitment to up to $6,000,000.00, (ii) increase the Revolving Loan Commitment to up to $25,000,000.00, and (iii) extend the Revolving Loan Maturity Date from December 16, 2004 until December 16, 2005; and

WHEREAS, pursuant to that certain Fourth Amendment to Credit Agreement dated as of May 7, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fourth Amendment”), the Credit Agreement was amended in order to (i) temporarily increase the Revolving Loan Commitment to up to $27,000,000.00, and (ii) increase the Letter of Credit Commitment to up to $1,500,000.00; and

WHEREAS, pursuant to that certain Fifth Amendment to Credit Agreement dated as of May 22, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Fifth Amendment”), the Credit Agreement was amended in order to, among other things, extend the Treasury Stock Loan Advancement Termination Date from May 22, 2004 to May 22, 2005;

WHEREAS, pursuant to that certain Sixth Amendment to Credit Agreement dated as of August 1, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Sixth Amendment”), the Credit Agreement was amended in order to extend until December 31, 2004 the temporary increase of the Revolving Loan Commitment to up to $27,000,000.00; and

WHEREAS, pursuant to that certain Seventh Amendment to Credit Agreement dated as of November 5, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Seventh Amendment”), the Credit Agreement was amended in order to, among other things, temporarily increase the Revolving Loan Commitment to up to $33,000,000.00; and

WHEREAS, pursuant to that certain Eighth Amendment to Credit Agreement dated as of December 22, 2004, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Eighth Amendment”), the Credit Agreement was amended in order to, among other things, (i) extend until April 30, 2005 the temporary increase of the Revolving Loan Commitment to up to $33,000,000.00, and (ii) extend the Revolving Loan Maturity Date from December 16, 2005 until April 30, 2006; and

WHEREAS, pursuant to that certain Ninth Amendment to Credit Agreement dated as of March 31, 2005, among Borrowers, Agent, and the other Lender Parties a party thereto (the “Ninth Amendment”), the Credit Agreement was amended in order to, among other things, amend certain of the financial covenants set forth therein (the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment, hereinafter referred to as the “Credit Agreement, as amended”); and

WHEREAS, Lender Parties and Borrowers have agreed to amend the Credit Agreement, as amended, in order to (i) extend until June 30, 2005 the temporary increase of the Revolving Loan Commitment to up to $33,000,000.00, and (ii) amend the repayment terms of the Treasury Stock Loan, all as more specifically hereinafter provided.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended, effective as of the date of this Tenth Amendment, as follows:

1. The Credit Agreement, as amended, is hereby amended by deleting the definition of “Revolving Loan Commitment”, and by substituting the following new definition in lieu thereof:

“Revolving Loan Commitment” means the commitment of the Revolving Loan Lenders, subject to the terms of this Agreement, to lend Borrowers up to (A) from December 31, 2004 to June 30, 2005, the lesser of (i) Thirty-Three Million and No/100 Dollars ($33,000,000.00), or (ii) the Borrowing Base, less the Available Amount of the Letters of Credit, less any outstanding Letter of Credit Advances; and (B) thereafter, the lesser of (i) Twenty-Five Million and No/100 Dollars ($25,000,000.00), or (ii) the Borrowing Base, less the Available Amount of the Letters of Credit, less any outstanding Letter of Credit Advances.

2. The Credit Agreement, as amended, is hereby amended by deleting Section 4A.5 in its entirety, and by substituting the following new Section 4A.5 in lieu thereof:

4A.5 Payments of Principal and Interest. Principal and interest on the Treasury Stock Loan shall be payable as follows:

(A) On the first Payment Due Date following the date of the Treasury Stock Notes, and on each successive Payment Due Date thereafter through and including May 30, 2005, Borrowers shall pay to Agent for the account of the Treasury Stock Loan Lenders (based on each Treasury Stock Loan Lender’s Pro Rata Share of the Treasury Stock Loan Commitment at such time) all accrued and unpaid interest on the outstanding principal balance of the Treasury Stock Notes.

(B) On June 30, 2005 and on each successive Payment Due Date thereafter until the entire indebtedness evidenced by the Treasury Stock Notes is paid in full, Borrowers shall pay to Agent for the account of the Treasury Stock Loan Lenders (based on each Treasury Stock Loan Lender’s Pro Rata Share of the Treasury Stock Loan Commitment at such time) (i) a principal payment equal to the outstanding principal balance of the Treasury Stock Loan as of May 30, 2005, divided by thirty (30) (viz., the number of payments to be made between June 30, 2005 and the Treasury Stock Loan Maturity Date), plus (ii) all accrued and unpaid interest thereon.

(C) If not earlier demanded pursuant to Section 11.3 hereof, the outstanding principal balance of the Treasury Stock Loan, together with all accrued and unpaid interest thereon, shall be due and payable to Agent for the account of the Treasury Stock Loan Lenders (based on each Treasury Stock Loan Lender’s Pro Rata Share at such time) on the Treasury Stock Loan Maturity Date.

3. As a condition to the effectiveness of this Tenth Amendment (a) Agent shall have received appropriate resolutions of Borrowers’ directors, in a form satisfactory to Agent, authorizing Borrowers to enter into this Tenth Amendment and any other documentation required by Agent in connection with this Tenth Amendment; (b) Agent shall have received a Bringdown and Incumbency Certificate of each Borrower, in a form satisfactory to Agent; (c) Borrowers shall have executed and delivered to Agent all further documents and performed all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (d) Borrowers shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Tenth Amendment, and all other documents and instruments executed by Borrowers in connection with this Tenth Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrowers, and constitute valid and binding obligations of Borrowers.

4. Each Borrower represents and warrants to Lender Parties that all representations and warranties given by such Borrower in Article IX of the Credit Agreement, as amended, are true and correct as of the date of this Tenth Amendment, except to the extent affected by this Tenth Amendment. Each Borrower represents and warrants to Lender Parties that as of the date of this Tenth Amendment, such Borrower is in full compliance with all of the covenants of such Borrower contained in Article X of the Credit Agreement, as amended, except to the extent affected by this Tenth Amendment.

5. Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Tenth Amendment (in which case the terms and conditions of this Tenth Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

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IN WITNESS WHEREOF, this Tenth Amendment has been duly executed as of the day and year first above written.

WITNESS:		BORROWERS:

PEMCO AVIATION GROUP, INC.

/s/ Doris Sewell		By:	/s/ John R. Lee
Print Name:	Doris Sewell	Its:	Senior Vice President & Chief Financial Officer

PEMCO AEROPLEX, INC.

/s/ Doris Sewell		By:	/s/ John R. Lee
Print Name:	Doris Sewell	Its:	Chief Financial Officer

PEMCO ENGINEERS, INC.

/s/ Doris Sewell		By:	/s/ John R. Lee
Print Name:	Doris Sewell	Its:	Chief Financial Officer

PEMCO WORLD AIR SERVICES, INC.

/s/ Doris Sewell		By:	/s/ John R. Lee
Print Name:	Doris Sewell	Its:	Chief Financial Officer

SPACE VECTOR CORPORATION

/s/ Doris Sewell		By:	/s/ John R. Lee
Print Name:	Doris Sewell	Its:	Chief Financial Officer

AGENT:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent

/s/ W. Spencer Ragland		By:	/s/ Austin Davis
Print Name:	W. Spencer Ragland	Its:	Vice President

LENDERS:

WACHOVIA BANK, NATIONAL
ASSOCIATION

/s/ W. Spencer Ragland		By:	/s/ Austin Davis
Print Name:	W. Spencer Ragland	Its:	Vice President

COMPASS BANK

/s/ Sherry Driggers		By:	/s/ Alex Morton
Print Name:	Sherry Driggers	Its:	SeniorVice President